LORD ABBETT SECURITIES TRUST

Lord Abbett Global Core Equity Fund

Lord Abbett International Core Equity Fund

Supplement dated August 24, 2017 to the

Statement of Additional Information dated March 1, 2017

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Each change below is effective as of July 31, 2017.

  The following paragraphs replace the applicable paragraphs in the subsection titled “Investment Advisory and Other Services – Portfolio Managers” beginning on page 5-4 of the statement of additional information (the “SAI”):

Yarek Aranowicz heads Global Core Equity Fund’s team and is primarily responsible for the day-to-day management of the Fund.

Todd D. Jacobson heads International Core Equity Fund’s team and is primarily responsible for the day-to-day management of the Fund.

  The following rows replace the applicable rows of the corresponding table on page 5-5 of the SAI in the subsection titled “Investment Advisory and Other Services – Portfolio Managers”:

Fund	Name	Other Accounts Managed (# and Total Net Assets+)
		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Global Core Equity Fund	Yarek Aranowicz[1]	0/$0	2/$28.5	0/$0
International Core Equity Fund	Todd D. Jacobson[1]	4/$1,858.5	4/$277.4	0/$0
+ Total net assets are in millions. [1] These amounts shown are as of July 31, 2017.

  The following rows replace the applicable rows of the corresponding table beginning on page 5-6 of the SAI in the subsection titled “Investment Advisory and Other Services – Holdings of Portfolio Managers”:

Fund	Name	Dollar Range of Shares in the Funds
		None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Global Core Equity Fund	Yarek Aranowicz[1]	X
International Core Equity Fund	Todd D. Jacobson[1]			X
[1] This amount shown is as of July 31, 2017.

Please retain this document for your future reference.